Exhibit 10.3

                                Amendment to the
                            Circuit City Stores, Inc.
                      Executive Deferred Compensation Plan

     The Circuit City Stores, Inc. Executive Deferred Compensation Plan is amended, effective January 1, 2005, to add the following language as the third paragraph of the "Background" section of the Plan.

         In accordance with Proposed Treasury Regulations promulgated pursuant to section 409A of the Code, the Plan is terminated effective January 1, 2005. All assets of the Plan will be distributed no later than December 31, 2005, and included in the income of Plan Participants.


                                      *****

     To record the adoption, the Company has caused this Amendment to be signed on the 19th day of December, 2005.



                                            CIRCUIT CITY STORES, INC.


                                            By       /s/ W. Alan McCollough
                                              ----------------------------------